ENGLISH TRANSLATION
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SHARE  PURCHASE  AGREEMENT  EXECUTED  BETWEEN AMERICAN TELESOURCE INTERNATIONAL,
INC., REPRESENTED BY ARTHUR LOIS SMITH ZUNIGA, HEREINAFTER REFERRED TO AS "SELLER" and GOODCOM MANAGEMENT, LTD., REPRESENTED BY JULIA DEL CARMEN GONZALEZ CHUE, HEREINAFTER REFERRED TO AS "PURCHASER" IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES.


                                    RECITALS

I.   THE  SELLER  THROUGH  ITS  REPRESENTATIVE  HEREBY  STATES;

I.1 That it is a Canadian corporation incorporated in accordance with the laws of Canada, with its address in the province of Ontario and does not have a domicile in the Mexican Republic.

I.2 That it is a shareholder of the Mexican corporation "Sistema de Telefonia Computarizada, S.A. de C.V." (Sistecom) incorporated under document number 45,443 on March 8, 1994 before Lic. Sergio Lopez Rivera, Notary Public 64 in Guadalajara, Jalisco and duly inscribed in the Public Property Registry and Commerce Registry in Guadalajara, Jalisco.

I.3 That it is the owner of 10,652 (ten thousand six hundred and fifty two) shares with a par value of $1,000 (One thousand pesos) of which 50 (fifty) correspond to Series A shares, which represents the minimum capital of Sistecom (Shares).

I.4 That it desires to execute this Purchase agreement with the Purchaser hereby transferring ownership to the Purchaser of such shares under the terms and conditions of this Agreement.

I.5 That its representative has the legal authority to execute this Agreement and such authority has not been revoked nor modified in any way.

II.  THE  PURCHASER  THROUGH  ITS  REPRESENTATIVE  HEREBY  STATES:

II.1 That it is a British Virgin Islands corporation and does not have a domicile in the Mexican Republic.

II.2 That it desires to execute this Agreement with the Seller in order to acquire the Shares under the terms and conditions of this Agreement.


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II.3      That  its  representative  has  the  legal  authority  to execute this
Agreement  and  such  authority  has  not  been revoked nor modified in any way.

The parties hereby agree to the following Clauses:

                                     CLAUSES

FIRST. OBJECTIVE.

The Seller shall sell to the Purchaser the Shares as well as all corporate rights regarding such Shares.

The  Seller  shall  endorse  each  certificate  to  the  Purchaser.

As well, the Seller agrees to request such Shares be registered on the books of Sistecom and agrees to issue new certificates in the name of the Purchaser and cancel the endorsed certificates.

SECOND. CONSIDERATION.

The purchase price of the Shares shall be $45,000 (Forty-five thousand U.S. Dollars) payable upon execution of this Agreement.

The purchase price mentioned above is delivered to the Seller from the Purchaser with the execution of this Agreement being a valid receipt.

THIRD. INDEMNIFICATION.

Seller shall be responsible for the indemnification in the event of any eviction.

FOURTH. WITHHOLDING OF TAXES.

The Purchaser hereby agrees to pay the amount established by the Income Tax Law. Any withholding amount shall be the Purchaser's responsibility.

FIFTH. NOTICES AND ADDRESSES.

The Parties hereby agree that any notices derived from the execution of this Agreement shall be in writing and sent to the addresses listed below by certified mail with return receipt or any other method whereby a delivery date can be established.

Notices shall be sent to the following addresses:

Purchaser:   18455 Miramar Parkway, Ste. 304, Miramar, Florida 33029


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     Seller:   8600 Wurzbach, Ste 700 San Antonio, Texas 78240

SIXTH. GOVERNING LAW; JURISDICTION

For the interpretation, performance, and enforcement of this Agreement, the Parties hereby agree to comply to the laws of Mexico City, Federal District and the jurisdiction of the Mexico City courts, hereby waiving any right to any other venue.

SEVENTH. ENTIRE AGREEMENT.

This Agreement contains the entirety of the agreements between the parties. Any other previous agreement, whether verbal or written, shall be null and void.

Having the Parties read the entire Agreement and agreeing to its contents they hereby execute this Agreement in duplicate in Nuevo Laredo, Tamaulipas, Mexico on April 14, 2004.

     SELLER                                     PURCHASER
American Telesource International, Inc.    Goodcomm Management LTD
     Canada

__________/s/____________________          _____________/s/_____________
Arthur Smith Zuniga                        Julia del Carmen Gonzalez Chue




__________/s/_____________________          _____________/s/____________
Maria  Orona Lopez de O                     Rosa Magdalena Avila Noguiera
     Witness                                     Witness


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